INDEX TO FINANCIAL STATEMENT SCHEDULE
                          FOR CANISCO RESOURCES, INC.




                          March 31, 2000, 1999, 1998




                   SCHEDULE II Valuation and Qualifying Accounts







Exhibit 99.1